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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                            MSC.SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                                  95-2239450
-----------------------                          ---------------------
(State of incorporation                          (I.R.S. Employer
       or organization)                             Identification No.)



                             815 COLORADO BOULEVARD
                          LOS ANGELES, CALIFORNIA 90041
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               (Address of principal executive offices, Zip Code)

Securities Act registration statement file number to which this form relates:
333-89319

Securities to be registered pursuant to Section 12(g) of the Securities Act:
Warrants

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The information included under the heading "Description of Warrants" of the Registration Statement on Form S-3 of MSC.Software Corporation. (Registration No. 333-89319) (the "Registration Statement") is incorporated herein by reference.

ITEM 2.  EXHIBITS.

      EXHIBIT
      NUMBER                           EXHIBIT DESCRIPTION
      ------                           -------------------

        4.1 Warrant Agreement, dated as of June 18, 1999, between us and ChaseMellon Shareholder Services, LLC, as warrant agent (filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

        4.2 Appointment of ChaseMellon Shareholder Services, L.L.C., as warrant agent (filed as Exhibit 4.2 to the Registration Statement and incorporated herein by reference).

        4.3 Form of Warrant (filed as Exhibit 4.3 to the Registration Statement and incorporated herein by reference).

        4.4          Amendment to Warrant Agreement, dated as of November 5,
                     1999.

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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MSC.SOFTWARE CORPORATION

Date:  November 8, 1999                   By: /s/ Louis A. Greco
                                              ----------------------------------
                                          Louis A. Greco
                                          Chief Financial Officer and Secretary

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